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                                                              Exhibit (m)(1)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $66,718.61
                     = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $54,210.17
+ Annual Premium*                    $16,000.00
- Premium Expense Charge**              $560.00
- Monthly Deduction***                $1,590.23
- Mortality & Expense Charge****        $619.08
+ Hypothetical Rate of Return*****    ($722.26)
                                      ---------
=                                       $66,719 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

            Month                    COI
            -----                    ---

              1                   $52.46
              2                   $52.47
              3                   $52.48
              4                   $52.49
              5                   $52.50
              6                   $52.51
              7                   $52.52
              8                   $52.54
              9                   $52.55
             10                   $52.56
             11                   $52.57


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             12                   $52.58

             Total               $630.23

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

            Month              Interest
            -----              --------

              1                ($61.38)
              2                ($61.16)
              3                ($60.94)
              4                ($60.73)
              5                ($60.51)
              6                ($60.29)
              7                ($60.08)
              8                ($59.86)
              9                ($59.65)
             10                ($59.43)
             11                ($59.22)
             12                ($59.00)

          Total               ($722.26)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $66,718.61
- Year 5 Surrender Charge            $22,433.82
                                     ----------
=                                       $44,285 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $80,127.41
                     = $1,500,000


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POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $63,124.19
+ Annual Premium*                     $16,000.00
- Premium Expense Charge**               $560.00
- Monthly Deduction***                 $1,584.09
- Mortality & Expense Charge****         $699.40
+ Hypothetical Rate of Return*****     $3,846.71
                                       ---------
=                                        $80,127 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

            Month                 COI
            -----                 ---

              1                $52.04
              2                $52.03
              3                $52.03
              4                $52.02
              5                $52.02
              6                $52.01
              7                $52.00
              8                $52.00
              9                $51.99
             10                $51.99
             11                $51.98
             12                $51.97

             Total            $624.09

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

            Month            Interest
            -----            --------


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              1               $317.68
              2               $318.20
              3               $318.72
              4               $319.24
              5               $319.76
              6               $320.29
              7               $320.81
              8               $321.34
              9               $321.87
             10               $322.40
             11               $322.94
             12               $323.47

             Total          $3,846.71

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $80,127.41
- Year 5 Surrender Charge           $22,433.82
                                    ----------
=                                      $57,694 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $95,847.95
                     = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $73,164.85
+ Annual Premium*                     $16,000.00
- Premium Expense Charge**               $560.00
- Monthly Deduction***                 $1,577.06
- Mortality & Expense Charge****         $789.86
+ Hypothetical Rate of Return*****     $9,610.02
                                       ---------
=                                        $95,848 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.


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** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---

             1                $51.57
             2                $51.55
             3                $51.52
             4                $51.49
             5                $51.46
             6                $51.44
             7                $51.41
             8                $51.38
             9                $51.35
            10                $51.32
            11                $51.29
            12                $51.27

            Total            $617.06

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

            Month            Interest
            -----            --------

              1               $772.36
              2               $777.40
              3               $782.48
              4               $787.60
              5               $792.76
              6               $797.97
              7               $803.21
              8               $808.50
              9               $813.83


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             10               $819.21
             11               $824.62
             12               $830.09

          Total             $9,610.02

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $95,847.95
- Year 5 Surrender Charge           $22,433.82
                                    ----------
=                                      $73,414 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $64,893.89
                     = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $52,826.57
+ Annual Premium*                     $16,000.00
- Premium Expense Charge**               $560.00
- Monthly Deduction***                 $2,063.34
- Mortality & Expense Charge****         $604.31
+ Hypothetical Rate of Return*****     ($705.03)
                                       ---------
=                                        $64,894 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

           Month                 COI
           -----                 ---


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             1                $67.85
             2                $67.87
             3                $67.89
             4                $67.90
             5                $67.92
             6                $67.94
             7                $67.95
             8                $67.97
             9                $67.99
            10                $68.00
            11                $68.02
            12                $68.04

         Total               $815.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------

             1               ($60.12)
             2               ($59.87)
             3               ($59.62)
             4               ($59.37)
             5               ($59.12)
             6               ($58.87)
             7               ($58.63)
             8               ($58.38)
             9               ($58.13)
            10               ($57.88)
            11               ($57.64)
            12               ($57.39)

         Total              ($705.03)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $64,893.89


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- Year 5 Surrender Charge            $22,433.82
                                     ----------
=                                       $42,460 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $78,033.46
                     = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $61,574.75
+ Annual Premium*                    $16,000.00
- Premium Expense Charge**              $560.00
- Monthly Deduction***                $2,055.57
- Mortality & Expense Charge****        $683.17
+ Hypothetical Rate of Return*****    $3,757.45
                                      ---------
=                                       $78,033 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

            Month                 COI
            -----                 ---

              1                $67.33
              2                $67.32
              3                $67.32
              4                $67.31
              5                $67.30
              6                $67.30
              7                $67.29
              8                $67.29
              9                $67.28
             10                $67.28


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             11                $67.27
             12                $67.27

          Total               $807.57

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:

           Month             Interest
           -----             --------

             1                $311.24
             2                $311.58
             3                $311.92
             4                $312.26
             5                $312.60
             6                $312.94
             7                $313.29
             8                $313.63
             9                $313.98
            10                $314.32
            11                $314.67
            12                $315.02

            Total           $3,757.45

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $78,033.46
- Year 5 Surrender Charge           $22,433.82
                                    ----------
=                                      $55,600 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,500,000 or 134% x $93,447.56


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                     = $1,500,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $71,433.27
+ Annual Premium*                    $16,000.00
- Premium Expense Charge**              $560.00
- Monthly Deduction***                $2,046.65
- Mortality & Expense Charge****        $772.02
+ Hypothetical Rate of Return*****    $9,392.96
                                      ---------
=                                       $93,448 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

            Month                 COI
            -----                 ---

              1                $66.73
              2                $66.70
              3                $66.67
              4                $66.64
              5                $66.60
              6                $66.57
              7                $66.54
              8                $66.51
              9                $66.47
             10                $66.44
             11                $66.41
             12                $66.37

             Total            $798.65

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.05%. The monthly interest amounts earned for year 5 are:


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           Month             Interest
           -----             --------

             1                $756.90
             2                $761.47
             3                $766.08
             4                $770.73
             5                $775.42
             6                $780.14
             7                $784.90
             8                $789.70
             9                $794.54
            10                $799.42
            11                $804.34
            12                $809.30

            Total           $9,392.96

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $93,447.56
- Year 5 Surrender Charge            $22,433.82
                                     ----------
=                                       $71,014 (rounded to the nearest dollar)